SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-CHRIS-CRAFT INDUS

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 7/29/97            3,000-           50.8108
                                 7/28/97              900-           50.8858
                                 7/28/97            3,100-           50.7688
               THE GABELLI EQUITY TRUST,INC.
                                 7/28/97              700-           50.8858
                                 7/28/97            2,300-           50.7688
               THE GABELLI ASSET FUND
                                 9/09/97            1,000            50.8438
                                 7/29/97            2,000-           50.8108
                                 7/28/97              400-           50.8858
                                 7/28/97            1,600-           50.7688
          GAMCO INVESTORS, INC.
                                 9/17/97            5,000            50.9750
                                 9/16/97            2,000            50.6375
                                 9/10/97              500-           50.6250
                                 9/09/97            2,000            51.1875
                                 9/09/97            5,000            50.5000
                                 9/05/97            1,699-           50.3235
                                 9/04/97              399-           50.1875
                                 8/21/97              854-           49.4375
                                 8/21/97           20,988-             *DO
                                 8/14/97            2,000-           50.5000
                                 8/14/97            2,000            49.7500
                                 8/11/97            2,000-           49.7500
                                 8/08/97            2,000-           50.3750
                                 8/08/97            2,000            50.5000
                                 8/07/97            2,000-           50.5000
                                 8/06/97              873-           50.8750
                                 8/05/97              900-             *DO
                                 8/05/97            2,000-           50.9375
                                 8/04/97            4,000-           50.7969
                                 8/01/97            2,609-           50.8229








                                       26

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-CHRIS-CRAFT INDUS


          GAMCO INVESTORS, INC.

                                 7/31/97              436-             *DO
                                 7/30/97              756-           50.9375
                                 7/30/97           12,943-             *DO
                                 7/29/97            1,449-           50.8750
                                 7/22/97            1,684-           50.0000
                                 7/21/97            2,838-           50.6250























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                       27
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)




                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

PREFERRED CONVERTIBLE STOCK-CHRIS CRAFT CLASS'B'

          GAMCO INVESTORS, INC.
                                 7/29/97            1,076-             *DO
                                 7/24/97              726-             *DO




























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                       28